                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                           CARAUSTAR INDUSTRIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                (CARAUSTAR LOGO)

                                                                  April 11, 2002

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Caraustar Industries, Inc. The meeting will be held on Wednesday, May 8, 2002, at 10:00 A.M. at the Caraustar corporate headquarters, 3100 Joe Jerkins Boulevard (formerly known as Washington Street), Austell, Georgia.

The primary business of the meeting will be the election of directors and the ratification of the selection of independent public accountants, as more fully explained in the enclosed proxy statement.

During the meeting, we will also report to you on the condition and performance of Caraustar and its subsidiaries, including developments during the past fiscal year. You will have an opportunity to question management on matters that affect the interest of all shareholders.

We hope to see you on May 8, 2002. Whether you plan to attend or not, please complete, sign, date and return the enclosed proxy card as soon as possible in the postage-paid envelope provided. Your vote is important. We appreciate your continued interest and support of Caraustar.

Sincerely yours,

CARAUSTAR INDUSTRIES, INC.


/s/ RUSSELL M. ROBINSON, II                          /s/ THOMAS V. BROWN

Russell M. Robinson, II                              Thomas V. Brown
Chairman of the Board                                President and Chief Executive Officer

     PHONE 770.948.3101     .    P.O. BOX 115    .    AUSTELL, GA 30168-0115
         3100 JOE JERKINS BOULEVARD       .       AUSTELL, GA 30106-3227
                               www.caraustar.com

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                       TO BE HELD WEDNESDAY, MAY 8, 2002

The Annual Meeting of Shareholders of Caraustar Industries, Inc. ("Caraustar") will be held on Wednesday, May 8, 2002, at 10:00 A.M., at the Caraustar corporate headquarters, 3100 Joe Jerkins Boulevard (formerly known as Washington Street), Austell, Georgia for the following purposes:

     1. To elect three Class I directors to serve until the 2005 Annual Meeting of Shareholders.

     2. To consider and act on a proposal to ratify the selection of Deloitte & Touche LLP as independent public accountants to audit the books of the Company and its subsidiaries for the year ending December 31, 2002.

     3. To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on March 15, 2002, as the record date for determination of shareholders entitled to notice of and to vote at the meeting and any adjournments thereof.

                                          By Order of the Board of Directors

                                          /s/ MARINAN R. MAYS
                                          Marinan R. Mays
                                          Corporate Secretary and Manager,
                                             Administrative Services

April 11, 2002

PLEASE COMPLETE AND RETURN THE ENCLOSED APPOINTMENT OF PROXY. IF YOU ATTEND THE MEETING IN PERSON, YOU MAY WITHDRAW YOUR APPOINTMENT OF PROXY AND VOTE YOUR OWN SHARES.

                                (CARAUSTAR LOGO)

                             ---------------------

                                PROXY STATEMENT
                             ---------------------

     The following statement, first mailed on or about April 11, 2002, is furnished in connection with the solicitation by the Board of Directors (the "Board") of Caraustar Industries, Inc. (the "Company") of proxy appointment forms to be used at the Annual Meeting of Shareholders of the Company to be held on May 8, 2002, at 10:00 A.M., at the Caraustar corporate headquarters, 3100 Joe Jerkins Boulevard, Austell, Georgia and at any adjournment or adjournments thereof.

     Please complete, date and sign the accompanying proxy appointment form and return it to ensure that your shares are voted at the meeting. You may revoke the appointment of proxy at any time before it is exercised by submitting to the Secretary of the Company written notice of revocation, a properly executed appointment of proxy of a later date, or by attending the meeting and electing to vote in person. All shares represented by valid proxy appointment forms received pursuant to this solicitation, and not revoked before they are exercised, will be voted in the manner specified therein. If no specification is made, the proxies will vote in favor of the election to the Board of Directors of the three Class I director nominees named in this Proxy Statement and a proposal to ratify action taken by the Board of Directors in selecting Deloitte & Touche LLP as independent public accountants to audit the books of the Company and its subsidiaries for the year ending December 31, 2002.

     The Company will bear the entire cost of preparing this Proxy Statement and of soliciting the enclosed proxy appointment forms. In addition to the solicitation of the proxies by mail, the Company will request banks, brokers and other record holders to send proxy appointment forms and proxy material to the beneficial owners of the stock and secure their voting instructions, if necessary. The Company will reimburse them for their reasonable expenses in so doing. If necessary, the Company may use several of its regular employees, who will not be specially compensated, to solicit proxy appointment forms from shareholders, either personally or by telephone, telegram or special letter.

     March 15, 2002 has been fixed as the record date for determination of shareholders entitled to notice of and to vote at such Annual Meeting and, accordingly, only record holders of the Company's Common Shares, $.10 par value (the "Common Shares") at the close of business on March 15, 2002 will be entitled to notice of and to vote at the meeting.

     The number of outstanding Common Shares entitled to vote as of the record date was 27,855,488. Each Common Share is entitled to one vote. In accordance with North Carolina law and the Company's bylaws, a majority of the outstanding Common Shares represented in person or by proxy will constitute a quorum for the election of directors and the ratification of the selection of accountants. Abstentions and broker non-votes, if any, will be counted for purposes of determining the presence or absence of a quorum. With regard to the election of directors, votes may either be cast in favor of or withheld, and directors will be elected by a plurality of the votes cast. Votes that are withheld will be excluded entirely from the vote and will have no effect on the outcome of the election. The proposal to ratify selection of auditors will be approved if the number of votes cast for the proposal exceeds the number of votes cast against the proposal. Thus, abstentions and broker non-votes, if any, will have no effect on the outcome of the vote on the proposals.

                                SHARE OWNERSHIP

     As of March 15, 2002, the only class of voting securities the Company had issued and outstanding was its Common Shares. On that date there were 27,855,488 Common Shares outstanding. The following table sets forth the names of, and the numbers and percentages of Common Shares beneficially owned as of March 15, 2002 by: (a) each person known to the Company to own beneficially 5% or more of the Company's outstanding Common Shares; (b) each director and nominee; (c) each executive officer of the Company identified below in the Summary Compensation Table; and
(d) all executive officers and directors of the Company as a group. A "beneficial owner" of Common Shares is a person who has either the voting or investment power, or both, alone or shared with others, over such Common Shares. Each of the individuals listed below possesses sole voting and investment power with respect to the shares listed opposite his or her name, unless noted otherwise.

                                                              SHARES BENEFICIALLY
                                                                     OWNED
                                                              -------------------
NAME AND ADDRESS+ OF BENEFICIAL OWNER                         NUMBER(1)   PERCENT
-------------------------------------                         ---------   -------
JP Morgan Chase & Co........................................  1,507,356     5.4%
  270 Park Avenue
  New York, New York 10017(2)
Thomas V. Brown(3)..........................................    240,422       *
Jimmy A. Russell............................................    150,814       *
Russell M. Robinson, II(4)..................................    120,337       *
Ralph M. Holt, Jr...........................................     97,127       *
James L. Walden.............................................     93,720       *
Bob M. Prillaman............................................     35,407       *
H. Lee Thrash, III(5).......................................     63,634       *
John R. Foster..............................................     39,141       *
James H. Hance, Jr.(6)......................................     12,355       *
James E. Rogers.............................................     12,355       *
Dennis M. Love..............................................      6,826       *
Robert J. Clanin............................................      3,264       *
Directors and Executive Officers as a group (13 persons)....    892,799     3.2%

---------------

 + Addresses are furnished only for each person known to the Company to own beneficially 5% or more of the Company's outstanding Common Shares.
(1) Includes the following shares subject to stock options exercisable within 60 days after March 15, 2002: Mr. Brown -- 59,866; Mr. Walden -- 53,433; Mr. Russell -- 33,001; Mr. Thrash -- 27,802; Mr. Foster -- 20,402; Mr.
    Prillaman -- 7,875; Mr. Robinson -- 7,000; Mr. Holt -- 7,000; Mr. Rogers -- 7,000; Mr. Hance -- 7,000; Mr. Love -- 4,000; Mr. Clanin -- 2,000; Directors
    and Executive Officers as a group -- 246,437.
(2) Based on an amended Schedule 13G filed with the Company on or about February 26, 2002. JP Morgan Chase & Co. is the parent company of certain subsidiaries engaged in investment management and similar fiduciary activities that hold voting and investment power over certain of the shares reported and the right to receive and direct the receipt of dividends and sale proceeds from all shares reported. Of the shares reported, JP Morgan Chase & Co. reports sole voting power over 1,198,876, shared voting power over 307,880, sole dispositive power over 1,199,476 and shared dispositive power over 307,880.
(3) Includes 29,200 shares registered in the name of Mr. Brown's wife.
(4) Includes 46,890 shares registered in the name of Mr. Robinson's wife.
(5) Includes 2,214 shares held by Mr. Thrash as custodian for his daughter and 148 shares held in his wife's Individual Retirement Account.
(6) Includes 2,000 shares held in a family partnership, over which Mr. Hance has shared voting and investment power.
 *  Denotes ownership of less than 1% of the Company's Common Shares.

                               SHAREHOLDER RETURN

     Performance Graph. The following graph compares the cumulative total shareholder return on the Company's Common Shares for the years 1997 through 2001 with (a) the cumulative total return of the S&P 400 Index and (b) the cumulative total return of the S&P Paper & Forest Products Index. All cumulative returns assume the investment of $100.00 in each of the Company's Common Shares, the S&P 400 Index and the S&P Paper & Forest Products Index on December 31, 1996 and assume the reinvestment of dividends.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
               AMONG CARAUSTAR INDUSTRIES, INC., S&P 400 INDEX &
       S&P PAPER & FOREST PRODUCTS INDEX FOR THE YEARS 1997 THROUGH 2001

                              (PERFORMANCE GRAPH)

-------------------------------------------------------------------------------------------
                            12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-------------------------------------------------------------------------------------------
 Caraustar                   100.00     105.01      89.75      77.69      32.18      24.30
 S&P 400                     100.00     130.99     175.07     220.38     184.53     162.94
 S&P Paper & Forest
  Products Index             100.00     107.19     109.21     152.63     124.68     127.74

                             ELECTION OF DIRECTORS

     The Board of Directors currently consists of 9 members and is divided into 3 classes (I, II and III). Each newly elected class of directors will serve terms of three years. The term of office for incumbent Class I directors will expire at the 2002 Annual Meeting. The incumbent Class I directors are Thomas V. Brown, Ralph M. Holt, Jr. and Dennis M. Love.

     It is intended that the persons named in the accompanying proxy appointment form will vote only for the three nominees for Class I director, except to the extent authority to so vote is withheld with respect to one or more nominees. Although the Board does not expect that any of the nominees named will be unavailable for election, in the event of a vacancy in the slate of nominees occasioned by death or any other unexpected occurrence, it is intended that the Common Shares represented by the accompanying proxy appointment form will be voted for the election of a substitute nominee selected by the persons named in the proxy appointment form.

     During 2001 the Board of Directors held 6 meetings and on 7 occasions acted by unanimous written consent.

     The Board of Directors maintains an Audit Committee, on which Messrs. Clanin (chairman), Hance, Holt and Rogers serve. The Audit Committee reviews the results and scope of the annual audit of the Company's financial statements, the service provided by the Company's independent accountants and oversees the Company's accounting, auditing and financial reporting process generally on behalf of the Board of

Directors. The Audit Committee met 5 times in 2001. Additional information regarding the Audit Committee is set forth below under "Appointment of Independent Public Accountants."

     The Board of Directors also has a Compensation and Employee Benefits Committee, on which Messrs. Love, Holt and Rogers (chairman) serve. The Compensation and Employee Benefits Committee establishes and reviews the compensation criteria and policies of the Company, and administers the Company's 1998 Key Employee Incentive Compensation Plan. The Compensation and Employee Benefits Committee met 1 time in 2001.

     The Board of Directors also has a Nominating and Corporate Governance Committee, on which Messrs. Robinson (chairman), Hance and Holt serve. The Nominating and Corporate Governance Committee recommends nominees for election to the Board of Directors and advises on other matters of organizational structure and corporate governance. The Nominating and Corporate Governance Committee met 1 time in 2001.

     Each director who is not an employee or former employee of the Company is being paid (in quarterly installments) an annual retainer fee of $20,000 for serving as a director. A non-executive Chairman of the Board is paid an annual retainer fee of $55,000. Under the Company's 1996 Director Equity Plan, half of these annual retainers are paid in Common Shares, and each such director receives an annual grant of options to purchase 1,000 Common Shares valued at the closing price of such shares on the last business day preceding the date of grant. The chairmen of the Audit Committee, Compensation and Employee Benefits Committee, the Nominating and Corporate Governance Committee and Executive Committee also receive an annual retainer fee of $3,500. Additionally, all directors who are not employees of the Company are paid a fee of $1,500 per meeting for attending meetings of the Board of Directors, $500 for participation in a telephonic Board meeting, $1,000 per committee meeting attended and $250 per committee meeting by telephone conference. All directors are reimbursed for ordinary and necessary out-of-pocket expenses incurred in attending meetings of the Board of Directors.

     Upon the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors (with any management directors abstaining) makes nominations for director candidates as permitted by the Company's Bylaws. The Company's Bylaws prescribe the procedure a shareholder must follow to make nominations for director candidates, as described below under "Proposals for 2002 Annual Meeting of Shareholders."

     Each continuing director and nominee's name, age, current principal occupation (which has continued for at least five years unless otherwise indicated) and the name and principal business of the corporation in which that occupation is carried on, the year each incumbent was first elected to the Board, all positions and offices presently held with the Company and directorships in other publicly held companies are set forth below. None of the following nominees or directors is related (as first cousin or closer) by blood, marriage or adoption to any other nominee, director or person who may be deemed to be an executive officer of the Company.

                               CLASS I DIRECTORS

           (Nominees for election to serve until 2005 Annual Meeting)

     THOMAS V. BROWN (61), PRESIDENT AND CHIEF EXECUTIVE OFFICER, CARAUSTAR INDUSTRIES, INC. Mr. Brown has served as President of the Company since January 1991 and as its Chief Executive Officer since October 1991. He has served as a director since April 1991. Prior to joining the Company, Mr. Brown served as the Vice President and General Manager, Industrial Packaging Division, of Jefferson Smurfit Corporation, a packaging company, from October 1986 through December 1990.

     RALPH M. HOLT, JR. (70), CHAIRMAN AND CHIEF EXECUTIVE OFFICER, HOLT HOSIERY MILLS, Burlington, North Carolina, a hosiery manufacturer. Mr. Holt has been a director of the Company since April 1986, and has been the Chairman and Chief Executive Officer of Holt Hosiery Mills since 1967. Mr. Holt also serves as Director and Vice Chairman of Mid Carolina Bank in Burlington, North Carolina.

     DENNIS M. LOVE (46), PRESIDENT AND CHIEF EXECUTIVE OFFICER, PRINTPACK INC., Atlanta, Georgia, a manufacturer and converter of flexible packaging materials. Mr. Love was appointed a director in February 1999. Mr. Love also serves as a director of AGL Resources Inc. and SunTrust Banks, Inc.

                               CLASS II DIRECTORS

                (Incumbents to serve until 2003 Annual Meeting)

     BOB M. PRILLAMAN (69), SENIOR VICE PRESIDENT (RETIRED), CARAUSTAR INDUSTRIES, INC. Mr. Prillaman served as Senior Vice President of the Company from 1980 until his retirement effective March 1, 1998 and as a director since 1980. Mr. Prillaman had been employed by the Company or its predecessors since 1969.

     RUSSELL M. ROBINSON, II (70), ATTORNEY AT LAW, ROBINSON, BRADSHAW & HINSON, P.A., Charlotte, North Carolina, a law firm. Mr. Robinson has been engaged in the private practice of law since 1956 and is a shareholder and officer of Robinson, Bradshaw & Hinson, P.A. Mr. Robinson has been a director of the Company since December 1992, and has served as Chairman of the Board of Directors of the Company since April 1995. Mr. Robinson also serves as a director of Cadmus Communications Corporation. The firm of Robinson, Bradshaw & Hinson, P.A., of which Mr. Robinson is a shareholder and officer, is the Company's principal outside legal counsel. The firm performed legal services for the Company during the last fiscal year, and it is anticipated that the firm will continue to do so during the current fiscal year.

     H. LEE THRASH, III (51), VICE PRESIDENT, PLANNING AND DEVELOPMENT, AND CHIEF FINANCIAL OFFICER, CARAUSTAR INDUSTRIES, INC. Mr. Thrash has been employed by the Company since 1983 and has served as Vice President and Chief Financial Officer of the Company since 1986 and as a director since 1987.

                              CLASS III DIRECTORS

                (Incumbents to serve until 2004 Annual Meeting)

     JAMES H. HANCE, JR. (57), VICE CHAIRMAN AND CHIEF FINANCIAL OFFICER, BANK OF AMERICA CORPORATION, Charlotte, North Carolina, a bank holding company. Mr. Hance has served as Vice Chairman and Chief Financial Officer of Bank of America Corporation (formerly NationsBank Corporation) since October 1993, and as Chief Financial Officer since August 1988. Prior to joining NationsBank Corporation (formerly NCNB Corporation) in March 1987, Mr. Hance, a certified public accountant, spent 17 years with the public accounting firm of Price Waterhouse in Philadelphia and Charlotte. Mr. Hance is also a director of Bank of America Corporation, Family Dollar Stores, Inc., Lance, Inc. and Summit Properties, Inc. Mr. Hance has been a director of the Company since November 1995.

     JAMES E. ROGERS (56), PRESIDENT, SCI INVESTORS INC., Richmond, Virginia, a private equity investment firm. Mr. Rogers has been President of SCI Investors Inc. since April 1993. From 1993 to 1996, Mr. Rogers also served as Chairman of Custom Papers Group, Inc., a paper manufacturing company. From 1991 to 1993, Mr. Rogers served as President and Chief Executive Officer of Specialty Coatings International, Inc., a manufacturer of specialty paper and film products. Prior to that time, Mr. Rogers was Senior Vice President, Group Executive of James River Corporation, a paper and packaging manufacturer. Mr. Rogers has been a director of the Company since November 1993. Mr. Rogers also serves as a director of Wellman, Inc., Owens & Minor, Inc., Chesapeake Corporation and Cadmus Communications Corporation.

     ROBERT J. CLANIN (58), SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER (RETIRED), UNITED PARCEL SERVICE. Mr. Clanin served as Senior Vice President and Chief Financial Officer of United Parcel Service from 1994 until his retirement on January 1, 2001. Mr. Clanin has also served as a director of United Parcel Service since 1996. Mr. Clanin also serves as a director of CP Ships Limited.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Shares and other equity securities of the Company. Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company during the year ended December 31, 2001, all
Section 16(a) filing requirements applicable to its executive officers and directors and any greater than 10% beneficial owners (the Company is aware of none) were complied with.

                             EXECUTIVE COMPENSATION

     Compensation Committee Report. The Company's Compensation and Employee Benefits Committee (the "Compensation Committee") considers and makes recommendations to the Board of Directors with respect to the compensation of the Chief Executive Officer, sets and adjusts salaries for the Company's other officers, and administers the Company's 1998 Key Employee Incentive Compensation Plan (the "Incentive Plan"). Set forth below is the Compensation Committee's report on its actions and policies with regard to the compensation of Thomas V. Brown, the Company's Chief Executive Officer, and the Company's executive officers generally.

COMPENSATION POLICIES

     The Compensation Committee's policies with regard to senior officer compensation are (1) to pay appropriate base salaries based on reviews of base salaries paid to executives in comparable companies and evaluations of individual responsibilities and performance, (2) to provide long-term incentives and encourage investment in the Company's shares by granting stock options and other stock-based awards, and (3) to tie compensation to Company performance through an annual incentive bonus plan. The Compensation Committee regularly reviews compensation paid to executives in other comparable companies and uses surveys produced by Hewitt Associates and the Forest Products Industry Compensation Association as its principal resources in this regard.

BASE SALARY

     Base salary is a primary component of the Company's officer compensation arrangements. Executive officer salaries are administered by the Compensation Committee to ensure they remain competitive with those of companies of comparable revenues and similar industries. As stated above, the Company periodically engages compensation consultants and surveys industry data for this purpose. Based on its review of the survey data, the Compensation Committee approved base salary increases for 2001 of between 4% and 10% for the Company's executive officers, including Mr. Brown, who received a 5.8% increase in base salary.

LONG-TERM INCENTIVES

     The Compensation Committee believes that share ownership by executives is important to align the interests of executives with those of the shareholders. In addition to the Committee's discretionary authority to issue stock options, the Company's Incentive Plan provides for the grant of stock option awards contingent upon the attainment of measurable, pre-established Company performance goals.

     A total of 109 key employees were eligible to receive stock-based awards in 2001 under the Incentive Plan. The amount and mix of stock-based awards under the Incentive Plan depended on the extent to which the Company achieved targeted goals for economic profit in 2000. Because the Company failed to achieve its threshold target goals in 2000, no options were awarded under this formula. In order to provide a continuing long-term incentive to the Company's key employees, the Committee deemed it appropriate to grant each of the key employee participants in the Incentive Plan, including the executive officers other than Mr. Brown, options priced at 100% of fair market value on date of grant, in an amount equal to 15% of such employee's 2000 base salary.

ANNUAL BONUS

     The Incentive Plan for 2001 provided for an annual bonus contingent on Company performance. Approximately 109 executives participated in this plan in 2001. Each year the Compensation Committee establishes a formula pursuant to which the amount of the bonuses for that year is to be determined, based on some measure or measures of Company performance. The bonus generally is payable in cash. For 2001, bonuses depended on the extent to which the Company achieved certain target levels of operating profit. In 2001, the Company did not achieve its threshold target goals, and accordingly, no bonuses were paid under the Incentive Plan for 2001 to any participants, including Mr. Brown.

CORPORATE TAX CONSIDERATIONS

     Section 162(m) of the Internal Revenue Code prohibits publicly held corporations from deducting as an expense for tax purposes the amount by which compensation paid to any of the Company's chief executive officer or four other most highly compensated executive officers exceeds $1,000,000, unless such compensation qualifies as "performance-based." Although the current cash compensation levels of the Company's executives generally remain well below the $1,000,000 limit, the Compensation Committee has considered the implications of
Section 162(m) in implementing the Incentive Plan and intends that the stock option component of compensation payable under the Incentive Plan will qualify as "performance-based" compensation that is exempt from the Section 162(m) deduction limitations.

                                          COMPENSATION COMMITTEE:

                                          James E. Rogers, Chairman
                                          Ralph M. Holt, Jr.
                                          Dennis M. Love

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the last completed fiscal year, no member of the Compensation and Employee Benefits Committee was an employee or officer of the Company.

     Summary Compensation Table. The following table sets forth information concerning the compensation for the years ended December 31, 1999, 2000 and 2001 for those persons who were, at December 31, 2001, the chief executive officer of the Company and the Company's four other most highly compensated executive officers (collectively, the "Named Officers").

                           SUMMARY COMPENSATION TABLE

                                                      ANNUAL                 LONG-TERM
                                                 COMPENSATION(1)        COMPENSATION AWARDS
                                                 ----------------     ------------------------
                                                                      RESTRICTED    SECURITIES
                                                                        STOCK       UNDERLYING     ALL OTHER
                NAME AND                          SALARY    BONUS       AWARDS       OPTIONS      COMPENSATION
           PRINCIPAL POSITION             YEAR     ($)       ($)         ($)           (#)            ($)
           ------------------             ----   --------   -----     ----------    ----------    ------------
Thomas V. Brown,........................  2001   $594,500    $0             --(2)          0         $6,000(3)
  President and Chief                     2000   $567,000    $0        $77,979(4)     19,498(5)      $6,600(3)
  Executive Officer                       1999   $562,500    $0             --        18,057(6)      $4,700(3)
James L. Walden,........................  2001   $350,135    $0             --         4,897(7)      $5,100(8)
  Vice President                          2000   $336,173    $0             --        14,563(9)      $4,966(8)
                                          1999   $320,673    $0             --        10,390(6)      $3,200(8)

                                                      ANNUAL                 LONG-TERM
                                                 COMPENSATION(1)        COMPENSATION AWARDS
                                                 ----------------     ------------------------
                                                                      RESTRICTED    SECURITIES
                                                                        STOCK       UNDERLYING     ALL OTHER
                NAME AND                          SALARY    BONUS       AWARDS       OPTIONS      COMPENSATION
           PRINCIPAL POSITION             YEAR     ($)       ($)         ($)           (#)            ($)
           ------------------             ----   --------   -----     ----------    ----------    ------------
Jimmy A. Russell,.......................  2001   $314,188    $0             --         4,359(7)      $5,100(8)
  Vice President                          2000   $299,120    $0             --        12,820(9)      $4,851(8)
                                          1999   $282,287    $0             --         8,712(6)      $3,200(8)
H. Lee Thrash, III,.....................  2001   $259,434    $0             --         3,599(7)      $4,770(8)
  Vice President                          2000   $246,057    $0             --        10,410(9)      $4,180(8)
                                          1999   $229,224    $0             --         7,368(6)      $3,200(8)
John R. Foster..........................  2001   $240,787    $0             --         3,340(7)      $5,100(8)
  Vice President                          2000   $228,488    $0             --         9,650(9)      $5,100(8)
                                          1999   $212,488    $0             --         6,654(6)      $3,200(8)

---------------

(1) Certain amounts may have been expended by the Company that may have had value as a perquisite or personal benefit to the Named Officers. However, the total value of such benefits did not exceed the lesser of $50,000 or 10% of the annual salary and bonus of any Named Officer for the fiscal year reported.
(2) As of December 31, 2001, Mr. Brown held a total of 8,042 restricted Common Shares valued at $55,731.
(3) For the years 2001, 2000 and 1999, the reported amount includes $5,100, $5,100 and $3,200, respectively, in employer matching contributions under the Company's 401(k) Plan, and the balance represents the portion of term life insurance premiums paid by the Company on terms not otherwise available to all salaried employees.
(4) This amount represents the value of 4,726 shares acquired through the exercise of restricted share rights valued at $16.50 per share.
(5) This amount consists of the following: (1) traditional options, priced at 100% of market value on date of grant, to purchase 6,450 shares; (2) performance options, priced at 120% of market value on date of grant, to purchase 6,322 shares; (3) restricted share rights to acquire 4,726 shares, which were elected in lieu of 50% of the Named Officer's option entitlement; and (4) the right, exercisable for three years from the date of grant, to acquire 2,000 unrestricted Common Shares in the event that the closing price of the Company's Common Shares equals or exceeds $30.00 for any period of five consecutive trading days.
(6) Based on the extent to which the Company achieved performance goals established under the Incentive Plan, 62.5% of the options were awarded as traditional options, priced at 100% of market value on date of grant, and 37.5% were awarded as performance options, priced at 120% of market value on date of grant.
(7) Amount represents traditional options priced at 100% of market value on date of grant.
(8) Amount represents employer matching contributions under the Company's 401(k) plan.
(9) Based on the extent to which the Company achieved performance goals under the Incentive Plan, 50.5% of the options were awarded as traditional options, priced at 100% of market value as date of grant, and 49.5% were awarded as performance options, priced at 120% of market value on date of grant.

     Option Grants Table. The following table sets forth certain information concerning grants of stock options to the Named Officers during the year ended December 31, 2001.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                              POTENTIAL REALIZABLE
                                                                                                VALUE AT ASSUMED
                            NUMBER OF                                                         ANNUAL RATES OF STOCK
                           SECURITIES        % OF TOTAL                                      PRICE APPRECIATION FOR
                           UNDERLYING      OPTIONS GRANTED   EXERCISE OR                           OPTION TERM
                         OPTIONS GRANTED   TO EMPLOYEES IN   BASE PRICE                      -----------------------
         NAME                  (#)           FISCAL YEAR       ($/SH)      EXPIRATION DATE    5% ($)        10% ($)
         ----            ---------------   ---------------   -----------   ---------------   --------      ---------
Thomas V. Brown........           0               --               --             --              --            --
James L. Walden........       4,897(1)          4.28%          $10.38           2011          31,967        81,011
Jimmy A. Russell.......       4,359(1)          3.81%          $10.38           2011          28,455        72,111
H. Lee Thrash, III.....       3,599(1)          3.15%          $10.38           2011          23,494        59,538
John R. Foster.........       3,340(1)          2.92%          $10.38           2011          21,803        55,254

---------------

(1) These amounts represent the number of Common Shares underlying grants of options under the Incentive Plan, priced at 100% of market value on date of grant. These options are, to the extent permitted under the Internal Revenue Code (the "Code"), intended to be incentive stock options within the meaning of Section 422 of the Code. All of these options are currently 20% vested, and will continue to vest over 4 years in annual increments of 20% on February 7 of each year through 2006.

     Option Exercises and Year-End Value Table. The following table sets forth certain information concerning unexercised options held by the Named Officers as of December 31, 2001. No Named Officer exercised any options during the year ended December 31, 2001.

                              FY-END OPTION VALUE

                                                            NUMBER OF
                                                      SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                                                       UNEXERCISED OPTIONS         IN-THE-MONEY OPTIONS AT
                                                          AT FY-END (#)                FY-END ($) (1)
                                                   ---------------------------   ---------------------------
NAME                                               EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                               -----------   -------------   -----------   -------------
Thomas V. Brown..................................    52,332         23,792           $0             $0
James L. Walden..................................    45,863         25,984           $0             $0
Jimmy A. Russell.................................    26,504         22,482           $0             $0
H. Lee Thrash, III...............................    22,402         18,601           $0             $0
John R. Foster...................................    15,971         16,059           $0             $0

---------------

(1) The fair market value used for computations in this column was $6.93, which was the closing market price of the Company's Common Shares on December 31, 2001.

     Retirement Plans. Substantially all of the Company's employees participate in a non-contributory defined benefit pension plan. The pension plan provides for retirement, disability and death benefits. Employees who retire at the normal retirement age of 65 and receive their benefits as a single life annuity are entitled to annual pension benefits generally equal to .75% of average annual compensation, multiplied by number of years of credited service. Average annual compensation is the highest average compensation received by an employee for any consecutive five-year period during the last 10 consecutive plan years of an employee's participation in the plan. Average annual compensation is defined as an employee's gross wages, excluding fringe benefits and deferred compensation (salary and bonus columns of the Summary Compensation Table less any deferred compensation included in the salary column). Prior to April 1, 2000, when the annual benefit formula was changed to the formula described above, the annual benefit was calculated as follows: 1.35% times average annual compensation, multiplied by the number of years of credited service (not greater than 33 years), less .65% of final average annual compensation (defined as average annual compensation for the last three consecutive calendar years preceding retirement, up to the taxable wage base as established by the Social Security Administration) for each year of credited service at normal retirement date (not greater than 33 years). The new formula removed the offset to social security and the 33-year service cap for all salaried and non-bargained employees covered in the plan. Benefit accruals under the old formula through March 31, 2000 were frozen and participants age 50 with 10 or more years of service became entitled to receive the greater of the benefit provided under the old formula or the new formula.

     The Company also maintains a Supplemental Executive Retirement Plan ("SERP"), which supplements the Company's pension plan benefits by providing to certain highly compensated employees the additional retirement benefits to which they otherwise would be entitled under the Company's pension plan in the absence of certain limitations imposed by the Internal Revenue Code. The additional benefits payable under the SERP will be based on the pension plan formula as in effect prior to April 1, 2000, but without regard to the taxable wage base established by the Social Security Administration or the 33-year maximum limit on credited years of service.

     The following table shows the estimated annual benefits payable upon retirement to employees participating in the Company's non-contributory defined benefit pension plan and entitled to the greater of the benefit provided under the old formula or the new formula, as supplemented by the SERP, at specified compensation levels and years of service:

              COMBINED RETIREMENT PLANS ESTIMATED ANNUAL BENEFITS

                                         CREDITED YEARS OF SERVICE
AVERAGE ANNUAL  ----------------------------------------------------------------------------
 COMPENSATION     10       15        20        25        30        35        40        45
--------------  ------   -------   -------   -------   -------   -------   -------   -------
$150,000......  17,686    26,529    35,662    44,215    53,058    61,901    70,745    79,588
 200,000......  24,436    36,654    49,162    61,090    73,308    85,526    97,745   109,963
 250,000......  31,186    46,779    62,662    77,965    93,558   109,151   124,745   140,338
 300,000......  37,936    56,904    76,162    94,840   113,808   132,776   151,745   170,713
 350,000......  44,686    67,029    89,662   111,715   134,058   156,401   178,745   201,088
 400,000......  51,436    77,154   103,162   128,590   154,308   180,026   205,745   231,463
 450,000......  58,186    87,279   116,662   145,465   174,558   203,651   232,745   261,838
 500,000......  64,936    97,404   130,162   162,340   194,808   227,276   259,745   292,213
 550,000......  71,686   107,529   143,662   179,215   215,058   250,901   286,745   322,588
 600,000......  78,436   117,654   157,162   196,090   235,308   274,526   313,745   352,963
 650,000......  85,186   127,779   170,662   212,965   255,558   298,151   340,745   383,338

     At December 31, 2001, the estimated credited years of service and average annual compensation under the retirement plans for each of the Named Officers were as follows: Thomas V. Brown, 39 years and $642,392 (credited years of service include term of service with former employer in accordance with Mr. Brown's employment agreement); James L. Walden, 9 years and $378,941; Jimmy A. Russell, 26 years and $324,556; H. Lee Thrash, III, 18 years and $270,476; and John R. Foster, 15 years (credited years of service include prior industry experience) and $219,240.

     Employment Agreements. The Company entered into an employment agreement, effective January 1, 1991, with Thomas V. Brown. The employment agreement established Mr. Brown's initial annual base salary at $350,000, and provides that subsequent increases in his base salary are to be determined by the Compensation and Employee Benefits Committee. Pursuant to the employment agreement, the Company granted to Mr. Brown options to purchase 120,000 shares of Common Stock at $4.00 per share, which were to expire January 1, 2001, and which were subject to vesting at a rate of 20% per year over a five-year period. The remainder of these options were exercised in full during 2000. Pursuant to the employment agreement, the Company has provided Mr. Brown with $1,000,000 in term life insurance, the initiation fee and monthly dues for a local country club, an annual $5,000 allowance for financial planning and tax preparation services and travel and accident insurance in the amount of $1,000,000.

     Mr. Brown's employment agreement runs for an indefinite term, but may be terminated by the Company or Mr. Brown with or without cause upon 60 days' prior notice. Certain terms of the agreement (i) providing for one year's severance pay to Mr. Brown in the event of his termination by the Company without cause and (ii) prohibiting Mr. Brown from competing with the Company for one year following his voluntary termination of employment with the Company expired in 1996.

     The Company entered into an employment agreement with James L. Walden on January 25, 1993 to establish Mr. Walden's compensation during the first year of his employment. Under the employment agreement, Mr. Walden's base salary for his first year of employment was set at $250,000, with future increases to be determined by the Compensation and Employee Benefits Committee. The agreement also provided Mr. Walden with a guaranteed minimum bonus of 10% of his base salary for the first year and provided that Mr. Walden was eligible for immediate participation in the 1993 Key Employees' Share Ownership Plan and the Company's Incentive Bonus Plan. Pursuant to the employment agreement, the Company granted Mr. Walden options to purchase 20,000 shares of Common Stock at $17.75, the fair market value of such shares on the date of grant. These options expire on February 5, 2003 and are subject to vesting at a rate of 20% per year over a five-year period. Options for these 20,000 shares were fully vested as of February 5, 1998, and 4,000 have been exercised to date. Under the agreement, the Company also has provided Mr. Walden with term life insurance in an amount equal two times his annual base salary, travel and accident insurance in the amount of $500,000, an annual $5,000 allowance for financial planning and tax preparation services and an allowance for local country club dues of up to $3,000 per year.

     Change in Control Severance Agreements. Pursuant to approval from the Board of Directors, the Company has entered into a change in control severance agreement with each of the Named Officers and the Company's other executive officers in order to ensure their continued service in the event of a change in control of the Company. Each of the agreements provides that the individual will receive a severance benefit upon the termination of his or her employment without cause, or voluntarily for good reason, within two years after a change in control. The severance benefit is equal to the lesser of (i) two years' base salary or (ii) the highest amount that would not result in any "excess parachute payment" under federal tax laws. The individual will also receive the amount of any compensation he or she has previously earned, including compensation that has been deferred pursuant to a non-tax-qualified plan.

     In exchange for these benefits, each of the covered individuals has agreed not to voluntarily terminate employment with the Company between the date on which a change of control is announced and the date on which it is either consummated or abandoned.

     The agreements have no fixed expiration but can be cancelled by the Company upon one year's notice.

                 APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

AUDIT COMMITTEE DISCLOSURE

     The Board of Directors maintains an Audit Committee comprised of four directors. The Board of Directors and the Audit Committee believe that all members of the Audit Committee are "independent directors" within the meaning of applicable NASDAQ rules.

     The Board has adopted and maintains a written Charter of the Audit Committee, a copy of which is attached as Appendix A hereto.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management is responsible for the Company's financial reporting process, including its system of internal control, and for the preparation of Consolidated Financial Statements in accordance with generally accepted accounting principles. The Company's independent auditors are responsible for auditing those financial statements and for expressing an opinion on the conformity of those audited financial statements to generally accepted accounting principles. Our responsibility is to monitor and review these processes.

     In this context, the Audit Committee has reviewed and discussed with management and Arthur Andersen LLP, the Company's independent auditors, the audited financial statements as of and for the year ended December 31, 2001. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures and letter required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management. The Audit Committee also has considered whether the independent auditors' provision of non-audit services to the Company is compatible with the auditors' independence. In addition, the Audit Committee has received assurances from Arthur Andersen LLP that it was able to, and has, provided the Company with the representations set forth in Temporary Note 3T to Article 3 of Regulation S-X with respect to its audit of the Company's financial statements.

     Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on SEC Form 10-K for the year ended December 31, 2001, for filing with the Securities and Exchange Commission.

                                          AUDIT COMMITTEE:

                                          Robert J. Clanin, Chairman
                                          James H. Hance, Jr.
                                          Ralph M. Holt, Jr.
                                          James E. Rogers

AUDIT FEES

     Aggregate fees billed by Arthur Andersen LLP ("Andersen") for the fiscal year 2001 audit and the review of Forms 10-Q were $606,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     Andersen did not render any services related to financial information systems design and implementation for the fiscal year ended December 31, 2001.

ALL OTHER FEES

     Aggregate fees billed for all other services rendered by Andersen for the fiscal year ended December 31, 2001 were (1) $652,800 for audit-related fees and
(2) $590,000 for all other services.

APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     On April 2, 2002, the Board of Directors, upon the recommendation of the Audit Committee, decided to no longer engage Andersen as the Company's independent public accountants and engaged Deloitte & Touche LLP ("Deloitte") to serve as the Company's independent public accountants for the year ending December 31, 2002.

     Andersen's reports on the Company's consolidated financial statements for each of the years ended 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the years ended December 31, 2001 and 2000 and through the date hereof, there were no disagreements with Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     The Company provided Andersen with a copy of the foregoing disclosures and, in response thereto, Andersen has furnished the Company with a letter, dated April 3, 2002, addressed to the Securities and Exchange Commission stating its agreement with such statements.

     During the years ended December 31, 2001 and 2000 and through the date hereof, the Company did not consult Deloitte with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

     Representatives of Andersen and Deloitte are expected to be present at the Annual Meeting with the opportunity to make a statement if they so desire, and they are expected to be available to respond to appropriate questions.

     Approval of the proposal requires the affirmative vote of a majority of the Common Shares voted on the proposal. Should the shareholders vote negatively, the Board of Directors will consider a change in auditors for the next year.

     THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFYING THE SELECTION OF DELOITTE AS INDEPENDENT PUBLIC ACCOUNTANTS TO AUDIT THE BOOKS OF THE COMPANY AND ITS SUBSIDIARIES FOR THE CURRENT YEAR.

               PROPOSALS FOR 2002 ANNUAL MEETING OF SHAREHOLDERS

     Shareholders who intend to present proposals at next year's annual meeting are advised that any such proposal must be received by the Secretary of the Company no later than the close of business on December 12, 2002 in order to be considered for inclusion in the Company's proxy statement and proxy appointment form relating to that meeting. Only persons who have held beneficially or of record at least $2,000 in market value, or 1% of the outstanding Common Shares, for at least one year on the date the proposal is submitted and who continue in such capacity through the meeting date are eligible to submit proposals to be considered for inclusion in the Company's proxy statement. In addition, the Company's bylaws prescribe procedures a shareholder must follow to make nominations for director candidates or propose any other business to be considered at an annual meeting. Shareholder nominations for director will be considered at an annual meeting or any other meeting at which an election is to be held if the shareholder delivers to the Secretary of the Company, not later than the close of business on the fifth business day following the date on which notice is first given to shareholders of the meeting at which such election is to be held, a notice setting forth the information specified in Section 3 of
Article III of the Company's Bylaws. Other shareholder proposals will be considered at an annual meeting if the shareholder delivers to the Secretary of the Company at its principal executive office, no less than 60 nor more than 90 days prior to the meeting, a written notice setting forth the information specified in Section 15 of Article III of the Company's bylaws. Notwithstanding the limitations described in the preceding sentence, in the event the Company's annual meeting is held on a date other than the second Wednesday in May, and public disclosure of the date of the annual meeting is made less than 70 days prior to the meeting date, a shareholder's notice of proposed business will be considered timely if received by the Company no later than the tenth day following the date of public disclosure of the meeting date. Any shareholder desiring a copy of the Company's bylaws will be furnished one without charge upon written request to the Secretary at 3100 Joe Jerkins Boulevard, Austell, Georgia, 30106.

                                 OTHER MATTERS

     The Board is not aware of any other matters which may be presented for action at the meeting, but if other matters do properly come before the meeting, it is intended that the Common Shares represented by the accompanying proxy appointment form will be voted by the persons named in the form in accordance with their best judgment.

     You are cordially invited to attend this year's meeting. However, whether you plan to attend the meeting or not, you are respectfully urged to sign and return the enclosed proxy appointment form, which will, of course, be returned to you at the meeting if you are present and so request.

                                          /s/ Russell M. Robinson, II
                                          Russell M. Robinson, II
                                          Chairman of the Board

                                          /s/ Thomas V. Brown
                                          Thomas V. Brown
                                          President and Chief Executive Officer

                                   APPENDIX A

                           CARAUSTAR INDUSTRIES, INC.
                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                    CHARTER

                                       I.

                                    PURPOSE

     The primary function of the Audit Committee (the "Committee") is to assist the Board of Directors of Caraustar Industries, Inc., (the "Corporation") in fulfilling its oversight responsibilities by reviewing (a) the Corporation's accounting, auditing, and financial reporting processes generally and (b) the Corporation's systems of internal controls regarding finance and accounting. The Committee's primary responsibilities are to:

     - Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

     - Review and appraise the audit performance of the Corporation's independent accountants.

     - Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditors and the Board of Directors.

     While the Committee has the responsibilities and authority set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent accountants. Nor is it the duty of the Committee to conduct investigations, to resolve any disagreements between management and the independent accountants or to assure compliance with laws and regulations. In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing, including the evaluation of auditor independence.

     The independent accountants of the Company are ultimately accountable to the Board of Directors (as assisted by the Committee). The Board of Directors, with the assistance of the Committee, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants (or to nominate the independent accountants to be proposed for shareholder approval in the proxy statement).

                                      II.

                                  COMPOSITION

     The Committee shall be comprised of three or more directors as appointed by the Board, each of whom shall be an independent director, free from any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or outside consultant parties.

     Unless a Chairman of the Committee is appointed by the Board, the members of the Committee may designate a Chairman by majority vote of the full Committee membership.

                                      III.

                                    MEETINGS

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Committee may ask members of management or others to attend any meeting and provide information or advice as needed. As part of its responsibility to foster open communication, the Committee should meet at least annually with management, the internal auditors and the independent accountants in separate executive sessions to discuss any matters that the Committee or either of these groups believes should be discussed privately.

                                      IV.

                                   ACTIVITIES

     To fulfill its responsibilities and duties the Committee shall:

  Review of Documents and Reports; Audit Committee Report

     1. Review this Charter at least annually and recommend its revision by the Board, as conditions require.

     2. Review the Corporation's annual financial statements and any accompanying certification, report, opinion, or review by the independent accountants.

     3. Review with management and the independent accountants the Corporation's quarterly financial statements prior to the release of earnings and the filing of the Form 10-Q. The Chairman of the Committee may represent the entire Committee for this purpose.

     4. Have the authority to retain special legal, accounting or other consultants to advise the Committee, and otherwise to seek information or advice in any manner it deems appropriate.

     5. Inquire of management, the internal auditors and the independent accountants about significant risks or exposures and assess the steps management has taken to minimize such risks to the Corporation.

     6. Provide a report or any other disclosures required of the Committee to be included in each proxy statement of the Company. Such report shall include the name of each Committee member and shall:

          a. State whether the Committee has reviewed and discussed the audited financial statements with management;

          b. Represent that the Committee has discussed the conduct of the audit with the independent auditors;

          c. Represent that the Committee has received the written disclosures and the letter from the independent accountants required by Standard No. 1 of the Independence Standards Board;

          d. State whether, based on a review of the audited financial statements and discussions with the independent accountants, the Committee recommended that the financial statements be included in the annual report for filing with the Securities and Exchange Commission; and

          e. Include any other disclosures deemed necessary or advisable by the Committee.

  Internal Auditors

     7. Consider, in connection with the independent accountants and the internal auditors the audit scope and plan of the internal auditors.

     8. Consider and review with management and the internal auditors:

          a. Significant findings during the year and management's responses thereto.

          b. Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.

          c. Any changes required in the scope of their audit plan.

          d. The internal audit department budget and staffing.

  Independent Accountants

     9. Recommend to the Board the selection of the independent accountants, considering independence and effectiveness, and approve the scope of the proposed audit for each fiscal year and the fees and other compensation to be paid to the independent accountants therefor.

     10. Review and discuss at least annually with the accountants all significant relationships the accountants have with the Corporation and others that may affect the accountants' independence.

     11. Review the performance of the independent accountants, and recommend to the Board any proposed change with respect to the independent accountants if and when circumstances warrant.

     12. Periodically consult with the independent accountants out of the presence of management about internal controls and the completeness and accuracy of the Corporation's financial statements.

     13. Review non-audit services, including information technology consulting services relating to financial information systems design and implementation and other non-audit services that have been provided by the independent accountants and the fees therefor and consider the effect of providing such services on the independence of the accountants (it being understood that the Committee will rely on the accuracy of the information provided by the accountants as to the services provided and the fees paid and will rely on the representations of management in connection with such consideration).

  Financial Reporting Processes

     14. In consultation with the independent accountants, review the integrity and adequacy of the Corporation's financial reporting processes, both internal and external.

     15. Discuss with the independent accountants their judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

     16. Consider and review with the independent accountants any significant findings and recommendations of those accountants, together with management's responses thereto.

     17. Consider, and approve if appropriate, any major changes to the Corporation's auditing and accounting principles and practices suggested by the independent accountants or management.

  Process Improvement

     18. Facilitate the reporting to the Committee by both management and the independent accountants of any significant judgments made in management's preparation of the financial statements and the view of both management and the accountants as to appropriateness of such judgments.

     19. After completion of the annual audit, review separately with both management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

     20. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

     21. Review with the independent accountants and management the extent to which any changes or improvements in financial or accounting practices that have been approved by the Committee have been implemented.

  Miscellaneous

     22. Report Committee activities to the Board of Directors and make such recommendations to the Board of Directors as the Committee deems appropriate.

     23. Approve any letter to be included in the Corporation's annual report or proxy statement that describes the Committee's composition and responsibilities and how they were discharged.

     24. Perform any other activities consistent with this Charter, the Corporation's bylaws and governing law that the Committee or the Board may deem necessary or appropriate.

                                (Caraustar Logo)

REVOCABLE                  CARAUSTAR INDUSTRIES, INC.
APPOINTMENT
OF PROXY                ANNUAL  MEETING OF SHAREHOLDERS
                            TO BE HELD ON MAY 8, 2002
   THIS APPOINTMENT OF PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         The undersigned hereby constitutes and appoints Russell M. Robinson, II and Thomas V. Brown as Proxies with full power of substitution to act and vote for and on behalf of the undersigned, as designated below, all the common shares of Caraustar Industries, Inc. (the "Company") held of record by the undersigned on March 15, 2002, at the annual meeting of shareholders to be held at the Caraustar corporate headquarters, 3100 Joe Jerkins Boulevard, Austell, Georgia on May 8, 2002 or any adjournment thereof.

         THE PROXIES WILL VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEES NAMED HEREIN AND FOR THE PROPOSALS UNLESS THE SHAREHOLDER DIRECTS OTHERWISE, IN WHICH CASE THE PROXIES WILL VOTE AS DIRECTED.

                     (Continued and to be dated and signed on the reverse side.)


                           CARAUSTAR INDUSTRIES, INC.
                           P.O. BOX 11126
                           NEW YORK, N.Y. 10203-0126

                           - DETACH PROXY CARD HERE -

[ ]  PLEASE MARK, SIGN, DATE AND                    [X]
     RETURN THIS PROXY PROMPTLY          VOTES MUST BE INDICATED
     USING THE ENCLOSED POSTAGE          (X) IN BLACK OR BLUE INK.
     PREPAID ENVELOPE.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS.

     1. ELECTION OF THREE CLASS I DIRECTORS                                                                FOR    AGAINST  ABSTAIN

        FOR   [ ]   WITHHOLD  [ ]   (*) EXCEPTIONS   [ ]   2. PROPOSAL TO RATIFY THE BOARD OF               [ ]     [ ]      [ ]
        ALL         FOR ALL                                   DIRECTORS' SELECTION OF
                                                              DELOITTE & TOUCHE LLP as the
                                                              Company's independent public accountants.

                                                           3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     Nominees: Thomas V. Brown; Ralph M. Holt, Jr;
               Dennis M. Love
     (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX
     AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED
     BELOW.)

     (*) Exceptions                                                            To change your address, please mark this box.  [ ]
                   -------------------------------------

                                                                    ---------------------------------------------------------------

                                                                           SCAN LINE

                                                                    ---------------------------------------------------------------


                                                                    The undersigned acknowledges receipt of the accompanying
                                                                    Notice of Annual Meeting and Proxy Statement and revokes all
                                                                    Appointments of Proxy heretofore given by the undersigned.

                                                                    Please sign exactly as name appears on card. When shares are held by joint tenants, both should sign. When signing as
                                                                    attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized
                                                                    officer. If a partnership, please sign in partnership name by authorized person.

                                                                    Date       Share Owner sign here      Co-Owner sign here

                                                                    ---------  -------------------------  ------------------------


                                                                    ---------  -------------------------  ------------------------